UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21529

                    The Gabelli Global Utility & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Utility & Income Trust Annual Report — December 31, 2015

Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Global Utility & Income Trust (the “Fund”) was (5.5)%, compared with a total return of (4.9)% for the Standard & Poor’s (“S&P”) 500 Utilities Index. The total return for the Fund’s publicly traded shares was (8.2)%. The Fund’s NAV per share was $19.57, while the price of the publicly traded shares closed at $16.70 on the New York Stock Exchange (“NYSE MKT”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)

				Since
				Inception
	1 Year	5 Year	10 Year	(05/28/04)
Gabelli Global Utility & Income Trust
NAV Total Return (b)	(5.52)%	5.92%	6.07%	6.76%
Investment Total Return (c)	(8.16)	3.27	6.44	5.42
S&P 500 Utilities Index	(4.85)	11.03	7.41	9.63
Lipper Utility Fund Average	(10.09)	8.95	7.17	9.24
S&P 500 Index	1.38	12.57	7.31	7.53

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for the rights offering and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c) Total returns and average annual returns reflect changes in closing market values on the NYSE MKT, reinvestment of distributions, and adjustments for the rights offering. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

The Gabelli Global Utility & Income Trust

Energy and Utilities: Integrated	24.2%
Telecommunications	15.5%
U.S. Treasury Bills	13.3%
Cable and Satellite	7.4%
Wireless Communications	5.4%
Food and Beverage	5.0%
Water	3.9%
Electric Transmission and Distribution	3.9%
Natural Gas Utilities	3.2%
Natural Gas Integrated	2.5%
Entertainment	2.1%
Financial Services	2.1%
Electronics	2.1%
Services	1.7%
Diversified Industrial	1.4%
Health Care	1.0%
Hotels and Gaming	0.8%
Oil	0.7%
Aerospace	0.7%

Business Services	0.7%
Specialty Chemicals	0.6%
Alternative Energy	0.5%
Building and Construction	0.3%
Environmental Services	0.2%
Real Estate	0.2%
Transportation	0.2%
Machinery	0.2%
Independent Power Producers and Energy Traders	0.1%
Consumer Products	0.1%
Metals and Mining	0.0%*
Building and Construction	0.0%*
Retail	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Utility & Income Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 86.3%
	ENERGY AND UTILITIES — 42.3%
	Alternative Energy — 0.5%
	U.S. Companies
15,000	NextEra Energy Partners LP	$373,624	$447,750
6,500	Ormat Technologies Inc.	179,303	237,055

		552,927	684,805

	Electric Transmission and Distribution — 3.9%
	Non U.S. Companies
6,000	Algonquin Power & Utilities Corp.	30,772	47,308
11,000	Fortis Inc.	336,284	297,398
8,775	National Grid plc, ADR	401,681	610,213
5,000	Red Electrica Corporacion SA	227,553	418,999

	U.S. Companies
3,000	Consolidated Edison Inc.	143,440	192,810
35,000	Pepco Holdings Inc.	665,532	910,350
6,500	Twin Disc Inc.	143,026	68,380
49,608	WEC Energy Group Inc.	1,899,322	2,545,386

		3,847,610	5,090,844

	Energy and Utilities: Integrated — 24.2%
	Non U.S. Companies
150,000	A2A SpA	276,010	204,419
3,000	Areva SA†	57,303	17,684
13,000	BP plc, ADR	555,343	406,380
11,000	Chubu Electric Power Co. Inc.	194,672	152,149
152,000	Datang International Power Generation Co. Ltd., Cl. H	59,610	46,286
1,400	E.ON SE	24,642	13,588
8,000	E.ON SE, ADR	176,626	76,120
9,760	EDP - Energias de Portugal SA, ADR	262,599	352,922
10,000	Electric Power Development Co. Ltd.	252,321	359,832
5,500	Emera Inc.	152,289	171,833
8,000	Endesa SA	198,521	161,057
74,000	Enel SpA	424,049	312,994
28,000	Enersis SA, ADR	166,650	340,200
1,000	Eni SpA	20,630	14,997
217,100	Hera SpA	426,556	578,040
12,000	Hokkaido Electric Power Co. Inc.†	149,723	124,498
18,000	Hokuriku Electric Power Co.	274,290	268,813
17,000	Huaneng Power International Inc., ADR	551,217	583,100
99,906	Iberdrola SA	522,576	711,156
5,000	Iberdrola SA, ADR	181,697	141,600
34,000	Korea Electric Power Corp., ADR†	392,916	719,780

Shares		Cost	Market Value

22,000	Kyushu Electric Power Co. Inc.†	$324,116	$242,889
10,000	Shikoku Electric Power Co. Inc.	171,759	158,076
12,000	The Chugoku Electric Power Co. Inc.	188,947	159,740
18,000	The Kansai Electric Power Co. Inc.†	233,505	218,570
8,000	Tohoku Electric Power Co. Inc.	126,339	101,169
2,000	Verbund AG	33,429	25,778

	U.S. Companies
2,000	ALLETE Inc.	71,269	101,660
21,000	Ameren Corp.	816,820	907,830
30,000	American Electric Power Co. Inc.	943,467	1,748,100
5,000	Avista Corp.	145,830	176,850
5,500	Black Hills Corp.	150,289	255,365
45,638	Cleco Corp.	2,441,270	2,382,760
10,000	Dominion Resources Inc.	406,566	676,400
17,000	Duke Energy Corp.(a)	754,741	1,213,630
4,000	El Paso Electric Co.	77,953	154,000
40,000	Eversource Energy(a)	845,880	2,042,800
35,000	Great Plains Energy Inc.	783,130	955,850
16,000	Hawaiian Electric Industries Inc.	394,905	463,200
16,500	MGE Energy Inc.	361,486	765,600
13,000	NextEra Energy Inc.	623,176	1,350,570
45,000	NiSource Inc.	354,194	877,950
12,500	NorthWestern Corp.	373,648	678,125
39,000	OGE Energy Corp.	481,892	1,025,310
14,000	Otter Tail Corp.	352,318	372,820
1,000	PG&E Corp.	33,930	53,190
15,000	Pinnacle West Capital Corp.	610,094	967,200
7,000	PPL Corp.	197,367	238,910
29,000	Public Service Enterprise Group Inc.	965,990	1,122,010
18,000	SCANA Corp.	646,320	1,088,820
1,000	Talen Energy Corp.†	10,910	6,230
38,000	The AES Corp.	371,632	363,660
2,000	The Empire District Electric Co.	41,522	56,140
40,000	The Southern Co.	1,178,050	1,871,600
15,000	Vectren Corp.	360,570	636,300
36,000	Westar Energy Inc.	763,859	1,526,760
32,000	Xcel Energy Inc.	541,913	1,149,120

		22,499,326	31,892,430

	Natural Gas Integrated — 2.5%
	Non U.S. Companies
80,000	Snam SpA	288,733	419,922

	U.S. Companies
7,000	Anadarko Petroleum Corp.	651,245	340,060
4,000	Apache Corp.	259,858	177,880
15,000	CONSOL Energy Inc.	410,668	118,500
1,000	Energen Corp.	30,935	40,990
10,000	Kinder Morgan Inc.	331,844	149,200

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Gas Integrated (Continued)
	U.S. Companies (Continued)
30,000	National Fuel Gas Co.	$1,324,590	$1,282,500
4,000	ONEOK Inc.	45,265	98,640
30,000	Spectra Energy Corp.	634,201	718,200

		3,977,339	3,345,892

	Natural Gas Utilities — 3.2%
	Non U.S. Companies
1,500	Enagas SA	37,053	42,383
1,890	Engie	49,337	33,531
9,954	Engie, ADR	302,490	175,190

	U.S. Companies
16,000	AGL Resources Inc.	637,055	1,020,960
10,000	Atmos Energy Corp.	246,554	630,400
2,400	Chesapeake Utilities Corp.	46,490	136,200
45,000	Columbia Pipeline Group Inc.	553,995	900,000
1,000	ONE Gas Inc.	6,172	50,170
4,500	Piedmont Natural Gas Co. Inc.	105,090	256,590
15,000	Southwest Gas Corp.	600,461	827,400
3,000	The Laclede Group Inc.	99,345	178,230

		2,684,042	4,251,054

	Oil — 0.7%
	Non U.S. Companies
1,000	PetroChina Co. Ltd., ADR	79,302	65,590
10,000	Petroleo Brasileiro SA, ADR†	126,586	43,000
9,000	Royal Dutch Shell plc, Cl. A, ADR	460,931	412,110

	U.S. Companies
9,000	Atlas Resource Partners LP	159,481	9,270
1,600	Chevron Corp.	96,080	143,936
2,000	ConocoPhillips	57,018	93,380
3,000	Devon Energy Corp.	126,975	96,000
1,000	Exxon Mobil Corp.	45,500	77,950

		1,151,873	941,236

	Services — 1.7%
	Non U.S. Companies
10,000	ABB Ltd., ADR	123,092	177,300
115,000	Weatherford International plc†	1,608,532	964,850

	U.S. Companies
10,000	AZZ Inc.	359,505	555,700
5,000	Cameron International Corp.†	298,025	316,000
3,500	Halliburton Co.	110,825	119,140
1,600	National Oilwell Varco Inc.	120,831	53,584

		2,620,810	2,186,574

Shares		Cost	Market Value

	Water — 3.9%
	Non U.S. Companies
5,000	Consolidated Water Co. Ltd.	$60,554	$61,200
110,000	Severn Trent plc	2,578,294	3,530,288
37,090	United Utilities Group plc	366,828	511,516

	U.S. Companies
10,000	Aqua America Inc.	119,790	298,000
5,400	California Water Service Group	76,295	125,658
4,000	Middlesex Water Co.	75,033	106,160
17,000	SJW Corp.	287,492	504,050

		3,564,286	5,136,872

	Diversified Industrial — 1.4%
	Non U.S. Companies
9,000	Bouygues SA	300,585	357,439
15,800	Jardine Matheson Holdings Ltd.	858,553	769,934
17,000	Jardine Strategic Holdings Ltd.	566,077	464,610

	U.S. Companies
7,000	General Electric Co.	179,490	218,050

		1,904,705	1,810,033

	Environmental Services — 0.2%
	Non U.S. Companies
500	Suez Environnement Co.	0	9,379
12,000	Veolia Environnement SA	184,423	285,143

		184,423	294,522

	Independent Power Producers and Energy Traders — 0.1%
	U.S. Companies
9,000	NRG Energy Inc.	217,490	105,930

	TOTAL ENERGY AND UTILITIES	43,204,831	55,740,192

	COMMUNICATIONS — 28.2%
	Cable and Satellite — 7.4%
	Non U.S. Companies
10,000	Cogeco Inc.	195,069	370,384
6,782	Liberty Global plc, Cl. A†	161,101	287,286
17,630	Liberty Global plc, Cl. C†	399,350	718,775
339	Liberty Global plc LiLAC, Cl. A†	6,712	14,024
881	Liberty Global plc LiLAC, Cl. C†	21,014	37,883
59,000	Rogers Communications Inc., Cl. B	2,337,872	2,033,140
42,000	Sky plc	507,127	688,514

	U.S. Companies
95,000	Cablevision Systems Corp., Cl. A	1,560,265	3,030,500
800	Charter Communications Inc., Cl. A†	98,894	146,480
12,000	Comcast Corp., Cl. A	260,264	677,160
26,000	DISH Network Corp., Cl. A†	444,440	1,486,680
6,000	EchoStar Corp., Cl. A†	150,819	234,660

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
	U.S. Companies (Continued)
168	Liberty Broadband Corp., Cl. B†	$8,321	$10,692

		6,151,248	9,736,178

	Telecommunications — 15.4%
	Non U.S. Companies
302	BCE Inc.	13,153	11,668
45,708	BCE Inc., Toronto	1,418,995	1,765,243
48,000	BT Group plc, ADR	797,408	1,661,280
40,000	Deutsche Telekom AG, ADR	658,775	715,200
25,651	Global Telecom Holding SAE, GDR†	78,433	33,346
1,375,000	Koninklijke KPN NV	4,141,296	5,218,058
15,000	Koninklijke KPN NV, ADR	114,993	57,450
11,000	Manitoba Telecom Services Inc.	308,724	236,663
5,000	Orange SA, ADR	59,302	83,150
29,651	Orascom Telecom Media and Technology Holding SAE, GDR†	43,481	20,459
80,000	Pharol SGPS SA†	292,484	23,561
13,000	Proximus SA	331,463	423,835
1,200	Swisscom AG	384,765	602,636
1,000	Swisscom AG, ADR	43,980	50,030
20,000	Telecom Italia SpA†	19,045	25,539
9,000	Telefonica Brasil SA, ADR	151,115	81,270
39,300	Telefonica Deutschland Holding AG	212,007	208,892
49,263	Telefonica SA, ADR	718,984	544,849
70,000	Telekom Austria AG	606,149	383,636
23,000	Telenet Group Holding NV†	1,047,596	1,244,020
1,000	Telesites SAB†	759	652
18,000	VimpelCom Ltd., ADR	155,749	59,040

	U.S. Companies
83,760	AT&T Inc.	2,092,561	2,882,182
21,000	CenturyLink Inc.	658,367	528,360
60,000	Cincinnati Bell Inc.†	181,440	216,000
20,000	Level 3 Communications Inc.†	768,703	1,087,200
35,045	Sprint Corp.†	196,705	126,863
1,000	T-Mobile US Inc.†	22,694	39,120
41,725	Verizon Communications Inc.	1,709,411	1,928,529

		17,228,537	20,258,731

	Wireless Communications — 5.4%
	Non U.S. Companies
1,000	America Movil SAB de CV, Cl. L, ADR	15,150	14,060

Shares		Cost	Market Value

2,500,000	Cable & Wireless Communications plc	$1,634,622	$2,738,343
31,500	Millicom International Cellular SA, SDR	2,239,235	1,815,417
4,000	Mobile TeleSystems PJSC, ADR	54,874	24,720
2,000	SK Telecom Co. Ltd., ADR	40,399	40,300
16,000	Turkcell Iletisim Hizmetleri A/S, ADR	206,267	135,840
62,000	Vodafone Group plc, ADR	3,007,184	2,000,120

	U.S. Companies
7,500	United States Cellular Corp.†	264,225	306,075

		7,461,956	7,074,875

	TOTAL COMMUNICATIONS	30,841,741	37,069,784

	OTHER — 15.8%
	Aerospace — 0.7%
	Non U.S. Companies
101,300	Rolls-Royce Holdings plc	830,752	858,690
9,390,510	Rolls-Royce Holdings plc, Cl. C†	14,479	13,844

		845,231	872,534

	Building and Construction — 0.0%
	Non U.S. Companies
500	Acciona SA	25,414	42,970

	Business Services — 0.7%
	Non U.S. Companies
30,000	Sistema JSFC, GDR	280,537	177,000

	U.S. Companies
23,000	Diebold Inc.	750,926	692,070

		1,031,463	869,070

	Consumer Products — 0.1%
	U.S. Companies
1,000	The Procter & Gamble Co.	80,450	79,410

	Electronics — 2.1%
	Non U.S. Companies
110,000	Sony Corp., ADR	2,105,643	2,707,100

	Entertainment — 2.1%
	Non U.S. Companies
20,000	Grupo Televisa SAB, ADR	600,626	544,200
105,000	Vivendi SA	2,639,100	2,266,212

		3,239,726	2,810,412

	Financial Services — 2.1%
	Non U.S. Companies
5,000	Deutsche Bank AG	163,568	120,750

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Financial Services (Continued)
	Non U.S. Companies (Continued)
16,000	Kinnevik Investment AB, Cl. A	$450,893	$499,440
65,000	Resona Holdings Inc.	355,099	319,714

	U.S. Companies
1,000	M&T Bank Corp.	112,548	121,180
10,000	National Interstate Corp.	285,294	267,000
10,000	The Bank of New York Mellon Corp.	398,640	412,200
1,000	The Goldman Sachs Group Inc.	160,212	180,230
15,000	The Hartford Financial Services Group Inc.	514,192	651,900
1,500	The PNC Financial Services Group Inc.	123,954	142,965
1,500	UGI Corp.	41,980	50,640

		2,606,380	2,766,019

	Food and Beverage — 5.0%
	Non U.S. Companies
120	Chocoladefabriken Lindt & Sprungli AG	604,646	749,401
4,000	Chr. Hansen Holding A/S	151,648	251,456
65,000	Cott Corp.	474,501	714,350
40,000	Davide Campari-Milano SpA	346,184	347,762
1,000	Diageo plc	32,986	27,369
9,000	Diageo plc, ADR	1,118,404	981,630
7,500	Heineken NV	513,513	642,028
17,000	Nestlé SA	1,241,281	1,265,325
2,100	Pernod Ricard SA	247,861	240,086
1,000	Yakult Honsha Co. Ltd.	51,696	49,586

	U.S. Companies
6,000	General Mills Inc.	298,740	345,960
2,800	International Flavors & Fragrances Inc.	272,200	334,992
8,000	McCormick & Co. Inc., Non-Voting	565,286	684,480

		5,918,946	6,634,425

	Health Care — 1.0%
	U.S. Companies
11,500	Johnson & Johnson	1,107,959	1,181,280
4,000	Owens & Minor Inc.	140,388	143,920

		1,248,347	1,325,200

	Hotels and Gaming — 0.8%
	Non U.S. Companies
115,000	Genting Singapore plc	122,615	62,452
312,500	Mandarin Oriental International Ltd.	520,015	484,375

Shares		Cost	Market Value

	U.S. Companies
10,000	Ryman Hospitality Properties Inc.	$458,079	$516,400

		1,100,709	1,063,227

	Machinery — 0.2%
	U.S. Companies
6,000	Xylem Inc.	173,899	219,000

	Metals and Mining — 0.0%
	U.S. Companies
5,000	Ampco-Pittsburgh Corp.	98,944	51,300
333	Peabody Energy Corp.	6,464	2,557

		105,408	53,857

	Real Estate — 0.2%
	Non U.S. Companies
9,000	Brookfield Asset Management Inc., Cl. A.	149,494	283,770

	Specialty Chemicals — 0.6%
	U.S. Companies
6,000	Airgas Inc.	829,690	829,920

	Transportation — 0.2%
	U.S. Companies
6,000	GATX Corp.	225,750	255,300

	TOTAL OTHER	19,686,550	20,812,214

	TOTAL COMMON STOCKS	93,733,122	113,622,190

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
	U.S. Companies
1,600	Cincinnati Bell Inc., 6.750%, Ser. B	36,882	76,736

	RIGHTS — 0.0%
	OTHER — 0.0%
	Retail — 0.0%
	U.S. Companies
60,000	Safeway Casa Ley, CVR, expire 01/30/19†	10,159	27,000
60,000	Safeway PDC, CVR, expire 01/30/17†	488	2,928

	TOTAL RIGHTS	10,647	29,928

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
	Non U.S. Companies
6,000	Bharti Airtel Ltd., expire 08/04/16†(b)	$28,648	$30,874

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.3%
	OTHER — 0.3%
	Building and Construction — 0.3%
	U.S. Companies
$500,000	Layne Christensen Co. 4.250%,11/15/18	500,000	357,500

	U.S. GOVERNMENT OBLIGATIONS — 13.3%
17,527,000	U.S. Treasury Bills, 0.035% to 0.341%††, 01/28/16 to 05/19/16(c)	17,516,680	17,518,235

TOTAL INVESTMENTS — 100.0%		$111,825,979	131,635,463

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$13,837	Rolls-Royce Holdings plc, Cl. C(d)	06/28/16	(171)
(9,270,000 Shares)
888,127	Rolls-Royce Holdings plc(d)	06/28/16	(40,457)
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(40,628)

			Market Value

Other Assets and Liabilities (Net)			$154,618

PREFERRED STOCK (1,026,082 preferred shares outstanding)			(51,304,100)

NET ASSETS — COMMON SHARES (4,111,297 common shares outstanding)			$80,445,353

NET ASSET VALUE PER COMMON SHARE ($80,445,353 ÷ 4,111,297 shares outstanding)			$19.57

(a)	Securities, or a portion thereof, with a value of $1,102,140, were reserved and/or pledged with the custodian for equity contract for difference swap agreements.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $30,874 or 0.02% of total investments.

(c)	At December 31, 2015, $400,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
(d)	At December 31, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value

North America	63.2%	$83,156,581
Europe	29.8	39,245,343
Japan	3.7	4,862,136
Latin America	2.2	2,862,541
Asia/Pacific	1.1	1,455,057
Africa/Middle East	0.0	53,805

Total Investments	100.0%	$131,635,463

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $111,825,979)	$131,635,463
Cash	74,857
Dividends and interest receivable	291,653
Deferred offering expense	7,039
Prepaid expenses	2,892

Total Assets	132,011,904

Liabilities:
Distributions payable	17,101
Payable for payroll expenses	50,933
Payable for investment advisory fees	55,791
Payable for accounting fees	7,500
Payable for legal and audit fees	49,897
Unrealized depreciation on swap contracts	40,628
Payable for shareholder communications expenses	18,776
Other accrued expenses	21,825

Total Liabilities	262,451

Preferred Shares:
Series A Cumulative Preferred Shares ($50 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,026,082 shares issued and outstanding)	51,304,100

Net Assets Attributable to Common Shareholders	$80,445,353

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$61,751,772
Undistributed net investment income	50,831
Accumulated net realized loss on investments, swaps contracts, and foreign currency transactions	(1,120,037)
Net unrealized appreciation on investments	19,809,484
Net unrealized depreciation on swap contracts	(40,628)
Net unrealized depreciation on foreign currency translations	(6,069)

Net Assets	$80,445,353

Net Asset Value per Common Share:
($80,445,353 ÷ 4,111,297 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$19.57

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $192,874)	$3,627,369
Interest	51,475

Total Investment Income	3,678,844

Expenses:
Investment advisory fees	694,452
Payroll expenses	130,513
Shareholder communications expenses	81,110
Legal and audit fees	57,935
Trustees’ fees	56,000
Custodian fees	51,297
Shareholder services fees	48,117
Accounting fees	45,000
Interest expense	502
Miscellaneous expenses	66,840

Total Expenses	1,231,766

Less:
Expenses paid indirectly by broker (See Note 3)	(2,230)

Net Expenses	1,229,536

Net Investment Income	2,449,308

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	276,747
Net realized loss on swap contracts	(461,730)
Net realized loss on foreign currency transactions	(12,072)

Net realized loss on investments, swap contracts, and foreign currency transactions	(197,055)

Net change in unrealized appreciation/depreciation:
on investments	(5,466,318)
on swap contracts	(35,629)
on foreign currency translations	(1,579)

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	(5,503,526)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(5,700,581)

Net Decrease in Net Assets Resulting from Operations	(3,251,273)

Total Distributions to Preferred Stock Shareholders	(1,535,173)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(4,786,446)

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$2,449,308	$3,551,337
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	(197,055)	1,616,369
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(5,503,526)	276,314

Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,251,273)	5,444,020

Distributions to Preferred Shareholders:
Net investment income	(1,032,621)	(1,249,038)
Net realized short term gain	(415,188)	(414,713)
Net realized long term gain	(87,364)	(633,402)

Total Distributions to Preferred Shareholders	(1,535,173)	(2,297,153)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(4,786,446)	3,146,867

Distributions to Common Shareholders:
Net investment income	(910,496)	(1,601,855)
Net realized short term gain	(366,085)	(540,471)
Net realized long term gain	(77,032)	(825,048)
Return of capital	(3,580,046)	(1,969,881)

Total Distributions to Common Shareholders	(4,933,659)	(4,937,255)

Fund Share Transactions:
Net decrease in net assets from repurchase of common shares	(1,837)	(144,665)
Net decrease from costs charged to repurchase of common shares	(150)	(250)

Net Decrease in Net Assets from Fund Share Transactions	(1,987)	(144,915)

Net Decrease in Net Assets Attributable to Common Shareholders	(9,722,092)	(1,935,303)

Net Assets Attributable to Common Shareholders:
Beginning of year	90,167,445	92,102,748

End of year (including undistributed net investment income of $50,831 and $0, respectively)	$80,445,353	$90,167,445

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014		2013	2012		2011
Operating Performance:
Net asset value, beginning of year	$21.93		$22.36		$20.44	$20.57		$20.49

Net investment income	0.60		0.86		0.44	0.51		0.57
Net realized and unrealized gain on investments, swap contracts, and foreign currency transactions	(1.39)		0.47		4.13	0.56		0.71

Total from investment operations	(0.79)		1.33		4.57	1.07		1.28

Distributions to Preferred Shareholders: (a)
Net investment income	(0.25)			(0.30)	(0.29)	—		—
Net realized gain	(0.12)			(0.26)	(0.17)	—		—

Total distributions to preferred shareholders	(0.37)			(0.56)	(0.46)	—		—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(1.16)		0.77		4.11	1.07		1.28

Distributions to Common Shareholders:
Net investment income	(0.22)			(0.39)	(0.25)		(0.55)	(0.60)
Net realized gain	(0.11)			(0.33)	(0.15)		(0.32)	(0.39)
Return of capital	(0.87)			(0.48)	(0.80)		(0.33)	(0.21)

Total distributions to common shareholders	(1.20)			(1.20)	(1.20)		(1.20)	(1.20)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—		—		0.01	(0.00	)(b)	0.00 (b)
Decrease in net asset value from common shares issued in rights offering	—		—		(0.88)	—		—
Increase/(Decrease) in net asset value from repurchase of common shares	0.00	(b)	(0.00	)(b)	—	—		—

Net decrease from costs charged to repurchase of common shares	(0.00	)(b)	—		—	—		—

Offering expenses charged to paid-in capital	—		(0.00	)(b)	(0.12)	—		—

Total Fund share transactions	0.00	(b)	(0.00	)(b)	(0.99)	(0.00	)(b)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$19.57		$21.93		$22.36	$20.44		$20.57

NAV total return†	(5.52)%			3.53%	21.54%		5.42%	6.39%

Market value, end of year	$16.70		$19.43		$20.04	$20.88		$21.08

Investment total return*	(8.16)%			2.98%	7.32%		5.09%	10.12%

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$131,749		$141,789	$143,724	—	—
Net assets attributable to common shares, end of year (in 000’s)	$ 80,445		$ 90,167	$ 92,103	$63,256	$63,334
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.81%		3.85%	2.40%	2.50%	2.75%
Ratio of operating expenses to average net assets attributable to common shares	1.41	%(c)	1.39%	1.22%	1.24%	1.36%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	0.89	%(c)	0.89%	0.74%	—	—
Portfolio turnover rate	14.2%		26.6%	28.2%	6.0%	5.9%
Preferred Shares:
Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$ 51,304		$ 51,621	$ 51,621	—	—
Total shares outstanding (in 000’s)	1,026		1,032	1,032	—	—
Liquidation preference per share	$ 50.00		$ 50.00	$ 50.00	—	—
Average market value(d)	$ 50.49		$ 50.55	$ 50.88	—	—
Asset coverage per share	$ 128.40		$ 137.34	$ 139.21	—	—
Asset Coverage	257%		275%	278%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering.
*

Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan and adjustments for the rights offering.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on May 28, 2004.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to pay periodic dividends.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES (a)	$ 55,740,192	—	—	$ 55,740,192
COMMUNICATIONS
Cable and Satellite	9,725,486	$ 10,692		9,736,178
Other Industries (a)	27,333,606	—	—	27,333,606
OTHER
Aerospace	858,690	13,844	—	872,534
Other Industries (a)	19,939,680	—	—	19,939,680

Total Common Stocks	113,597,654	24,536	—	113,622,190

Convertible Preferred Stocks (a)	76,736	—	—	76,736
Rights (a)	—	—	$29,928	29,928
Warrants (a)	—	30,874	—	30,874
Convertible Corporate Bonds (a)	—	357,500	—	357,500
U.S. Government Obligations	—	17,518,235	—	17,518,235

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$113,674,390	$17,931,145	$29,928	$131,635,463

OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ (40,628)	—	$ (40,628)

TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (40,628)		$ (40,628)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015 are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:

$888,127 (100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/28/16	$(40,457)
$13,837 (9,270,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	6/28/16	(171)
				$(40,628)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2015 had an average monthly notional amount of approximately $1,261,437.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At December 31, 2015, the Fund held no forward foreign exchange contracts.

At December 31, 2015, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Contract for Difference Swap Agreements	$40,628	—	$40,628

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2015:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
The Goldman Sachs Group Inc.	$40,628	$(40,628)	—	—

As of December 31, 2015, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2015, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund did not hold restricted securities as of December 31, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, reclassification of swaps, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease undistributed net investment income by $435,836 and decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $459,843, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gains)	$1,276,581	$1,447,809	$2,142,326	$1,663,751
Net long term capital gains	77,032	87,364	825,048	633,402
Return of capital	3,580,046	—	1,969,881	—

Total distributions paid	$4,933,659	$1,535,173	$4,937,255	$2,297,153

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

At December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$18,989,192
Qualified late year loss deferral*	(278,510)
Other temporary differences**	(17,101)
Total	$18,693,581

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year.
**	Other temporary differences were primarily due to current year dividends payable.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$112,640,202	$30,682,193	$(11,686,932)	$18,995,261

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates and Other Arrangements. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, currently equal on an annual basis to 0.50% of the value of the Fund’s average weekly total assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $10,034 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $2,230.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015, the Fund paid or accrued $130,513 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $17,001,691 and $27,278,602, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 114 shares in the open market at a cost of $1,837 and an average discount of approximately 18.60% from its NAV. During the year ended December 31, 2014, the Fund repurchased and retired 7,123 shares in the open market at a cost of $144,665 and an average discount of approximately 10.90% from its NAV.

A shelf registration authorizing the offering of $100 million of common shares, preferred shares, notes and subscription rights for common or preferred shares was declared effective by the SEC on April 3, 2013.

The Fund distributed transferable rights for each of the 3,097,284 common shares outstanding. Three rights were required to purchase one additional common share and one newly issued Series A Cumulative Puttable and Callable Preferred Share (“Series A Preferred”) at the combined subscription price of $68.50 (consisting of $18.50 for each common share plus $50.00 for each Series A Preferred share). On June 19, 2013, the Fund issued 1,032,428 common shares and 1,032,428 Series A Preferred, receiving $70,286,465, after the deduction of offering expenses and solicitation fees of $369,721 and $65,132, respectively. The NAV per share of the Fund was reduced by approximately $1.00 as a result of the issuance of common shares below NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The liquidation value of Series A Preferred is $50 per share. The Series A Preferred has an initial annual dividend rate of 6.00% for the four dividend periods beginning in September 2014 ending on or prior to June 26, 2015, and 3.00% for the subsequent eight dividend periods ending on or prior to June 26, 2016. At that time, the Board will determine a fixed annual dividend rate that will apply for all subsequent dividend periods, which will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%. The Fund will redeem all or any part of the Series A Preferred that holders have properly submitted for redemption during the thirty day period prior to each of June 26, 2015 and June 26, 2018 at the liquidation value plus any accumulated and unpaid dividends. The Series A Preferred is noncallable before June 19, 2018. During the year ended December 31, 2015, 6,346 shares were put back to the Fund at a liquidation value of $317,300. At December 31, 2015, 1,026,082 Series A Preferred were outstanding and accrued dividends amounted to $17,101.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Utility & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Global Utility & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustees[3]

INDEPENDENT TRUSTEES[4]:

Anthony J. Colavita Trustee Age: 80	Since 2004**	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 2004***	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 72	Since 2004*	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Michael J. Melarkey Trustee Age: 66	Since 2004*	7	Of Counsel McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1976-2015); Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello, CPA Trustee Age: 70	Since 2004***	3	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products)

Salvatore J. Zizza Trustee Age: 70	Since 2004**	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Utility & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2004	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

David I. Schachter Vice President Age: 62	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Adam E. Tokar Vice President and Ombudsman Age: 35	Since 2011	Vice President of The Gabelli Healthcare & Wellness Trust; Assistant Vice President and Ombudsman of The Gabelli Heathcare & Wellness Trust, 2007-2010

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
01/23/15	01/15/15	$0.10000	$0.02180	0.00000	$0.07820	$19.56170
02/20/15	02/12/15	0.10000	0.02180	0.00000	0.07820	19.43010
03/24/15	03/17/15	0.10000	0.02180	0.00000	0.07820	18.84590
04/23/15	04/16/15	0.10000	0.02180	0.00000	0.07820	19.47580
05/21/15	05/14/15	0.10000	0.02180	0.00000	0.07820	19.48870
06/23/15	06/16/15	0.10000	0.02180	0.00000	0.07820	18.73230
07/24/15	07/17/15	0.10000	0.02180	0.00000	0.07820	18.13740
08/24/15	08/17/15	0.10000	0.02180	0.00000	0.07820	16.79160
09/23/15	09/16/15	0.10000	0.02180	0.00000	0.07820	16.42850
10/23/15	10/16/15	0.10000	0.02180	0.00000	0.07820	17.65070
11/20/15	11/13/15	0.10000	0.02180	0.00000	0.07820	17.01230
12/18/15	12/11/15	0.10000	0.02180	0.00000	0.07820	16.18840

		$1.20000	$0.26160	0.00000	$0.93840
Series A Cumulative Preferred Stock

03/26/15	03/19/15	$0.37500	$0.37500	0.00000
06/26/15	06/19/15	0.37500	0.37500	0.00000
09/28/15	09/21/15	0.37500	0.37500	0.00000
12/28/15	12/18/15	0.37500	0.37500	0.00000

		$1.50000	$1.50000	0.00000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2015 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term capital gain distributions for the fiscal year ended December 31, 2015 were $164,396, or the maximum amount.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders an ordinary income dividends of $0.2616 per share in 2015. For the year ended December 31, 2015, 66.69% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Government securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 13.30%. For the year ended December 31, 2015, 1.28% of the ordinary income dividend was qualified interest income and 100% was qualified short term capital gain.

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2015	$0.19320	$0.06840	$ —	$0.93840	$1.20000	$0.93840
2014	0.39216	0.13020	0.19884	0.47880	1.20000	0.47880
2013	0.25440	0.05760	0.09120	0.79680	1.20000	0.79680
2012	0.55224	0.02688	0.28800	0.33288	1.20000	0.33288
2011	0.61644	0.00348	0.36804	0.21204	1.20000	0.21204
2010	0.54838	0.12308	0.01906	0.50948	1.20000	0.50948
2009	0.53040	—	—	0.66960	1.20000	0.66960
2008	0.63471	0.07875	0.40064	0.08590	1.20000	0.08590
2007	0.30220	0.28180	0.94600	—	1.53000	—
2006	0.56420	0.09180	0.54400	—	1.20000	—
2005	0.63370	0.15660	0.65970	—	1.45000	—
2004	0.26099	0.07758	—	0.26143	0.60000	0.26143

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGLUX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello, CPA

Senior Partner,

Bright Side Consulting

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President

Adam E. Tokar

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GLU Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,200 for 2014 and $42,436 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,880 for 2014 and $3,996 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

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committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

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The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	21.3B	5	4.4B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15 through 07/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,026,082
Month #2 08/01/15 through 08/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,026,082
Month #3 09/01/15 through 09/30/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,026,082
Month #4 10/01/15 through 10/31/15	Common – 114 Preferred Series A – N/A	Common – $16.10 Preferred Series A – N/A	Common – 114 Preferred Series A – N/A	Common – 4,111,411 – 114 = 4,111,297 Preferred Series A – 1,026,082
Month #5 11/01/15 through 11/30/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,297 Preferred Series A – 1,026,082
Month #6 12/01/15 through 12/31/15	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,297 Preferred Series A – 1,026,082
Total	Common – 114 Preferred Series A – N/A	Common – $16.10 Preferred Series A – N/A	Common – 114 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Global Utility & Income Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/2016

* Print the name and title of each signing officer under his or her signature.